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                               NASH-FINCH COMPANY


                            THIRD AMENDMENT AGREEMENT


                          Dated as of January 15, 1997



               Re:  Note Agreements Dated as of February 15, 1993

                                       and


                 $25,000,000 original principal amount of 7.54%
                         Senior Notes Due March 17, 2008



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

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

SECTION                              HEADING                                PAGE

SECTION 1.     AMENDMENTS TO EXISTING NOTE AGREEMENTS                         2

     Section 1.1.   General Reference Amendment.                              2
     Section 1.2.   Amendments to Section 1.1                                 2
     Section 1.3.   Amendments to Section 2                                   2
     Section 1.4.   Amendments to Section 5.1                                 6
     Section 1.5.   Amendment to Section 6.7                                  6
     Section 1.6.   Amendment to Section 6.8                                  7

SECTION 2.     AMENDMENT OF EXISTING NOTES                                    8

     Section 2.1.   Amendment of Existing Notes                               8

SECTION 3.     EXCHANGE OF NOTES                                              8

     Section 3.1.   Issuance of Notes                                         8
     Section 3.2.   Form and Registration                                     8
     Section 3.3.   Delivery of Notes                                         8
     Section 3.4.   Exchange Not Deemed Prepayment                            9

SECTION 4.     CONDITIONS PRECEDENT AND ADDITIONAL AGREEMENTS                 9

     Section 4.1.   Conditions Precedent                                      9

SECTION 5.     REPRESENTATIONS.                                               9

     Section 5.1.   Representations of the Company                            9

SECTION 6.     MISCELLANEOUS                                                 10

     Section 6.1.   Capitalized Terms                                        10
     Section 6.2.   Existing Note Agreements                                 10
     Section 6.3.   References                                               10
     Section 6.4.   Successors and Assigns                                   10
     Section 6.5.   Governing Law                                            10
     Section 6.6.   Expenses                                                 11
     Section 6.7.   Counterparts                                             12

Signature                                                                    12

                               NASH-FINCH COMPANY

                            THIRD AMENDMENT AGREEMENT

                                       Re:
                  Note Agreements Dated as of February 15, 1993

                                       and

                 $25,000,000 original principal amount of 7.54%
                         Senior Notes Due March 17, 2008


                                                                     Dated as of
                                                                January 15, 1997
                                                          (the "EFFECTIVE DATE")

To Each of the Holders
of Notes listed in Schedule I
to the Note Agreements described below


Gentlemen:

     Reference is made to (i) the separate Note Agreements each dated as of February 15, 1993 between NASH-FINCH COMPANY, a Delaware corporation (the "COMPANY"), and each of you, respectively (the "NOTEHOLDERS"), as amended by that certain First Amendment dated as of November 15, 1996 and that certain Second Amendment dated as of November 15, 1996 (as so amended, the "EXISTING NOTE AGREEMENTS"), and (ii) the $25,000,000 original principal amount of 7.54% Senior Notes due March 17, 2008 issued pursuant to the Existing Note Agreements (the "EXISTING NOTES"). The Existing Note Agreements, as amended hereby, shall be referred to as the "NOTE AGREEMENTS," and the Existing Notes, as amended hereby, shall be referred to as the "NOTES."

     For good and valuable consideration, the Company requests the amendment of certain provisions of the Existing Note Agreements and the Existing Notes as hereinafter provided.

     Upon your acceptance hereof and the satisfaction of all conditions precedent hereto, this Third Amendment Agreement shall constitute a contract between us amending the Existing Note Agreements and the Existing Notes, but only in the respects hereinafter set forth:

SECTION 1.     AMENDMENTS TO EXISTING NOTE AGREEMENTS.

     SECTION 1.1. GENERAL REFERENCE AMENDMENT. From and after January 15, 1997, each reference in the Existing Note Agreements and the Existing Notes to the "$25,000,000 7.54% Senior Notes Due March 17, 2008", is hereby amended to refer to the "$25,000,000 First Amended and Restated 8.54% Senior Notes Due March 17, 2008";

     SECTION 1.2. AMENDMENTS TO SECTION 1.1. (a) From and after January 15, 1997, Section 1.1 of the Existing Note Agreements is hereby amended to change the references in such section from "7.54%" and "8.54" to "8.54%" and "9.54%", respectively.

     (b) Section 1.1 of the Existing Note Agreements is hereby amended by inserting the following paragraph at the end thereof:

               Notwithstanding anything contained herein to the contrary, in addition to the stated interest rate applicable to the Notes (including, without limitation, the interest rate applicable to overdue payments in respect of the Notes), the Notes shall bear additional interest at the rate of .50% per annum during any Interest Rate Event Period.

          SECTION 1.3. AMENDMENTS TO SECTION 2. (a) Section 2.1 of the Existing Note Agreements is hereby amended to read in its entirety as follows:

               SECTION 2.1. REQUIRED PRINCIPAL PREPAYMENTS. The Company agrees that it will prepay and apply, and there shall become due and payable an amount equal to the amounts set forth hereinbelow on March 17 in each year beginning March 17, 1997 up to and including March 17, 2007 in respect of the aggregate principal indebtedness evidenced by the Notes. The remaining unpaid principal amount of the Notes and accrued and unpaid interest thereon shall be due and payable on March 17, 2008.

                   PRINCIPAL           PRINCIPAL
                  PAYMENT DATE          AMOUNT
                  March 17, 1997      $2,000,000

                  March 17, 1998      $2,000,000
                  March 17, 1999      $0
                  March 17, 2000      $2,000,000
                  March 17, 2001      $2,000,000
                  March 17, 2002      $2,000,000
                  March 17, 2003      $2,000,000
                  March 17, 2004      $3,000,000
                  March 17, 2005      $3,000,000
                  March 17, 2006      $3,000,000
                  March 17, 2007      $2,000,000

               No premium shall be payable in connection with any required prepayment made pursuant to this SECTION 2.1. Upon any repurchase of less than all of the outstanding Notes pursuant to SECTION 2.6, SECTION 2.7 OR SECTION 6.13, the principal amount of each required principal prepayment of the Notes becoming due under this SECTION 2.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such repurchase.

          (b) Section 2 of the Existing Note Agreements is hereby amended to insert the following new Section 2.7 at the end thereof:

               SECTION 2.7. CHANGE IN CONTROL. (a) NOTICE OF CHANGE IN CONTROL OR CONTROL EVENT. The Company will, within 3 days after any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes UNLESS notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this SECTION 2.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this SECTION 2.7 and shall be accompanied by the certificate described in subparagraph (g) of this SECTION 2.7.

               (b) CONDITION TO COMPANY ACTION. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 45 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph

          (c) of this SECTION 2.7, accompanied by the certificate described in subparagraph (g) of this SECTION 2.7, and (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this SECTION 2.7.

               (c) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this SECTION
          2.7 shall be an offer to prepay, in accordance with and subject to this SECTION 2.7, all, but not less than all, of the Notes held by each holder (in this case only, "HOLDER" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "PROPOSED PREPAYMENT DATE"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this SECTION 2.7, such date shall be not less than 30 days and not more than 45 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 45th day after the date of such offer).

               (d) ACCEPTANCE. A holder of Notes may accept the offer to prepay made pursuant to this SECTION 2.7 by causing a notice of such acceptance to be delivered to the Company at least 5 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this SECTION 2.7 shall be deemed to constitute an acceptance of such offer by such holder.

               (e) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this SECTION 2.7 shall be at 100% of the principal amount of such Notes, plus the Make Whole Premium determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. On the business day preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement showing the Make Whole Premium due in connection with such prepayment and setting forth the details of the computation of such amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph
          (f) of this SECTION 2.7.

               (f) DEFERRAL PENDING CHANGE IN CONTROL. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this SECTION 2.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of
          (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this
          SECTION 2.7 in respect of such Change in Control shall be deemed rescinded).

               (g) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this SECTION 2.7 shall be accompanied by a certificate, executed by a senior financial officer of the Company and dated the date of such offer, specifying:
          (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this SECTION 2.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the estimated Make Whole Premium due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation; (v) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (vi) that the conditions of this SECTION
          2.7 have been fulfilled; and (vii) in reasonable detail, the nature and date or proposed date of the Change in Control.

               (h) "CHANGE IN CONTROL" DEFINED. "CHANGE IN CONTROL" means any of the following events or circumstances:

               if any person (as such term is used in section
               13(d) and section 14(d)(2) of the Securities
               Exchange Act of 1934, as amended (the "EXCHANGE
               ACT") or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of all classes then outstanding of the Company's voting stock.

               (i)  "CONTROL EVENT" DEFINED.  "CONTROL EVENT" means:

                    (i)  the execution by the Company or any of
               its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

                    (ii) the execution of any written agreement
               which, when fully performed by the parties thereto, would result in a Change in Control, or

                    (iii)     the making of any written offer by
               any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

               SECTION 1.4. AMENDMENTS TO SECTION 5.1. Section 5.1 of the Existing Note Agreements is hereby amended as follows: (a) by inserting the following definitions in alphabetical order:

          "DEBT" with respect to any Person shall mean, without duplication, the sum of:

               (a) the obligations of such Person for borrowed money or which have been incurred in connection with the acquisition of assets;

               (b) liabilities secured by any Lien existing on Property owned by such Person (whether or not such liabilities have been assumed);

               (c)  Capitalized Rentals under any Capitalized Lease;
          and

               (d) all Guarantees of Debt of others, whether or not reflected in the balance sheet of such Person.

               "INTEREST RATE EVENT PERIOD" shall mean any period during which the Company fails to have outstanding unsecured long-term Indebtedness which has a then current rating of BBB- or higher by Standard & Poor's Corporation.

          (b) by amending the definition of "Make Whole Premium" so that the reference to "7.54%" contained therein shall read "8.54%" as and after the effective date hereof.

          SECTION 1.5. AMENDMENT TO SECTION 6.7. Section 6.7 of the Existing Note Agreements is hereby amended to read in its entirety as follows:

          SECTION 6.7. STOCKHOLDERS' EQUITY. The Company will not, at any time, permit Stockholders' Equity to be less than the sum of (a) $170,000,000, plus (b) an aggregate amount equal to 25% of its Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year beginning with the fiscal year ended January 3, 1998.

     SECTION 1.6. AMENDMENT TO SECTION 6.8. Section 6.8(a) of the Existing Note Agreements is hereby amended to read in its entirety as follows:

          SECTION 6.8. INCURRENCE OF DEBT. (a) Neither the Company nor any Subsidiary will create, issue, assume, guarantee or otherwise incur or become liable in respect of any Debt, except:

          (1)  the Notes;

          (2) Debt of the Company and its Subsidiaries outstanding as of the date of this Agreement and reflected on the consolidated balance sheet of the Company and its Subsidiaries as of October 3, 1992;

          (3) additional unsecured Debt of the Company; PROVIDED that at the time of issuance thereof and after giving effect thereto and to the application of the proceeds thereof Debt of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP shall not, during any fiscal year set forth below, exceed the percent of Total Capitalization set forth opposite such period:


                                         PERCENTAGE OF DEBT TO
                 FISCAL YEAR              TOTAL CAPITALIZATION
                    1996                          70%
                    1997                          70%
                    1998                         67.5%
                    1999                          65%
                    2000 and thereafter           60%

          (4) additional Debt of the Company and its Subsidiaries secured by Liens permitted by and incurred within the limitations of SECTION 6.9(a)(8) or SECTION 6.9(a)(9); PROVIDED that at the time of issuance thereof and after giving effect thereto and to the application of the proceeds thereof Debt of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP shall not, during any fiscal year set forth below, exceed the percent of Total Capitalization set forth opposite such period:




                                          PERCENTAGE OF
                                          DEBT TO TOTAL
                    FISCAL YEAR           CAPITALIZATION
                    1996                        70%
                    1997                        70%
                    1998                       67.5%
                    1999                        65%
                    2000 and thereafter         60%

          (5)  Debt of a Subsidiary to the Company or to a Wholly-Owned
     Subsidiary.

SECTION 2.     AMENDMENT OF EXISTING NOTES.

     SECTION 2.1. AMENDMENT OF EXISTING NOTES. The Existing Notes shall be and are hereby amended to be in the form of Exhibit A hereto.

SECTION 3.     EXCHANGE OF NOTES.

     SECTION 3.1. ISSUANCE OF NOTES. The Company agrees to issue and deliver on the Effective Date of this Third Amendment Agreement the new Notes in the form of Exhibit A hereto to the Noteholders in exchange for their outstanding Existing Notes. The Noteholders agree to surrender their Existing Notes to the Company in exchange for the new Notes, and the Existing Notes shall be canceled by the Company and shall be void. The Company shall pay any stamp tax or governmental charge imposed upon such exchange (including, without limitation, any income or similar tax that is imposed upon the gain, if any, that is realized by such Noteholder in connection with the exchange). Notwithstanding anything contained herein to the contrary, the Notes shall bear interest at the rate of 7.54% per annum for the period from September 17, 1996 to and including January 14, 1997.

     SECTION 3.2. FORM AND REGISTRATION. Each Note shall be in the form of a single registered Note, shall be registered in the name of the Noteholder surrendering such Existing Note as reflected on the books and records of the Company, shall be issued for the same principal amount (after giving effect to all prepayments of Notes prior to January 15, 1997) as the outstanding principal amount of the Existing Note surrendered in exchange therefor, and shall be dated September 17, 1996.

     SECTION 3.3. DELIVERY OF NOTES. The Company shall deliver the Notes in proper form at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, to be held by such firm for delivery against surrender by the Noteholders in exchange therefor of the Existing Notes.

     SECTION 3.4. EXCHANGE NOT DEEMED PREPAYMENT. Each of the Noteholders and the Company agrees that the amendments affected pursuant to this Third Amendment Agreement and the exchange of Notes for Existing Notes pursuant to this Third Amendment Agreement shall not be deemed a prepayment, redemption or repurchase of the Existing Notes for any purpose, including Section 2 or Section 6.13 of the Note Agreements.

SECTION 4.     CONDITIONS PRECEDENT AND ADDITIONAL AGREEMENTS.

     SECTION 4.1. CONDITIONS PRECEDENT. Each Noteholder's agreements set forth in Section 1 of this Third Amendment Agreement are effective subject to the satisfaction of the following conditions precedent:

          (a) Each Noteholder shall have received this Third Amendment Agreement, duly executed by the Company.

          (b) The holders of 100% of the outstanding principal amount of the Notes shall have consented to this Third Amendment Agreement as evidenced by their execution hereof.

          (c) The Company shall have provided to the holders of the Notes an opinion of Jon J. Solberg, Esq., counsel to the Company, substantially in the form Exhibit B hereto and otherwise in form and substance satisfactory to the holders of the Notes.

          (d) The fees and disbursements of special counsel to the holders of the Notes incurred through the Closing Date shall have been satisfied by the Company.

SECTION 5.     REPRESENTATIONS.

     SECTION 5.1. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants that as of the date of execution and delivery of this Third Amendment Agreement and as of the Effective Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

          (b) The Company has the requisite power to own its property and to carry on its business as now being conducted.

          (c) The Company is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the failure to do so would, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), assets, operations, properties or prospects of the Company.

          (d) This Third Amendment Agreement and the Note Agreements and Notes (as amended hereby) are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and constitute (or, in the case of this Third Amendment Agreement, when executed and delivered by holders of 100% of the outstanding principal amount of the Notes will constitute) legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

          (e) The execution, delivery and performance of this Third Amendment Agreement by the Company does not and will not result in a violation of or default under (A) the certificate of incorporation or bylaws of the Company, (B) any agreement to which the Company is a party or by which it is bound or to which the Company or any of its properties is subject, (C) any order, writ, injunction or decree binding on the Company, or (D) any statute, regulation, rule or other law applicable to the Company.

          (f) No material authorization, consent, approval, exemption or action by or notice to or filing with any court or administrative or governmental body is required in connection with the execution and delivery of this Third Amendment Agreement or the consummation of the transactions contemplated hereby.

SECTION 6.     MISCELLANEOUS.

     SECTION 6.1. CAPITALIZED TERMS. The capitalized terms used in this Third Amendment Agreement shall have the respective meanings specified in the Existing Note Agreements unless otherwise herein defined or the context hereof shall otherwise require.

     SECTION 6.2. EXISTING NOTE AGREEMENTS. Except as amended herein, all terms and provisions of the Existing Note Agreements are hereby ratified, confirmed and approved in all respects.

     SECTION 6.3. REFERENCES. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the "Note Agreements," or the "Note Agreements each dated as of February 15, 1993" without making specific reference to this Third Amendment Agreement, but nevertheless all such references shall be deemed to include this Third Amendment Agreement unless the context shall otherwise require.

     SECTION 6.4. SUCCESSORS AND ASSIGNS. This Third Amendment Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Company and the Noteholders herein shall survive the closing and the delivery of this Third Amendment Agreement.

     SECTION 6.5. GOVERNING LAW. This Third Amendment Agreement shall be governed by and construed in accordance with Minnesota law.

     SECTION 6.6. EXPENSES. The Company will pay and/or reimburse all reasonable expenses of the Noteholders in connection with the negotiation, preparation, execution and delivery of this Amendment and the transactions contemplated hereby, in accordance with SECTION 9.4 of the Note Agreements.

     SECTION 6.7. COUNTERPARTS. This Third Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

                                             NASH-FINCH COMPANY


                                             By:
                                                Its

                                                    --------------------------
                                                    --

     This foregoing Third Amendment Agreement is hereby accepted and agreed to as of the Effective Date and the undersigned hereby confirms that on January 15, 1997 and as of the date of execution and delivery hereof immediately prior to the exchange of Notes provided for herein it held Notes of the Company as indicated on Schedule I hereto.

                                             AID ASSOCIATION FOR LUTHERANS



                                             By:
                                                Its

     This foregoing Third Amendment Agreement is hereby accepted and agreed to as of the Effective Date and the undersigned hereby confirms that on January 15, 1997 and as of the date of execution and delivery hereof immediately prior to the exchange of Notes provided for herein it held Notes of the Company as indicated on Schedule I hereto.

                                             PHOENIX AMERICAN LIFE INSURANCE
                                                COMPANY



                                             By:
                                                Its


                                             PHOENIX HOME LIFE MUTUAL INSURANCE
                                                COMPANY



                                             By:
                                                Its

                               NASH-FINCH COMPANY


First Amended and Restated 8.54% Senior Note Due March 17, 2008

                             PPN: _________________

No. R-                                                        September 17, 1996

$
     NASH-FINCH COMPANY, a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to or registered assigns the principal amount of



DOLLARS ($       ) on March 17, 2008 together with interest on the principal amount from time to time remaining unpaid hereon at the rate of 7.54% per annum from and after the date hereof through and including January 14, 1997 and at the rate of 8.54% per annum from January 15, 1997 until maturity (computed on the basis of a 360-day year of 12 consecutive 30-day months) in installments payable on March 17, 1997 and on the seventeenth day of each March and September thereafter to and including the date of maturity hereof. The Company further promises to pay interest on each overdue installment of principal, premium, if any, and (to the extent legally enforceable) upon each overdue installment of interest at the rate of 9.54% per annum in each case from and after the maturity of each such installment, whether by acceleration or otherwise, until paid. Subject only to SECTION 2.5 of the Note Agreements hereinafter referred to, both the principal hereof, premium, if any, and interest at the rate of 8.54% per annum hereon are payable at the principal office of the Company in Minneapolis, Minnesota, in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

     This Note is one of the First Amended and Restated 8.54% Senior Notes due March 17, 2008 of the Company in the aggregate principal amount of $25,000,000 issued or to be issued under and pursuant to the terms and provisions of separate and several Note Agreements each dated as of February 15, 1993 (collectively, the "NOTE AGREEMENTS") entered into by the Company with the institutional investors named in Schedule I thereto as amended by that certain First Amendment dated as of November 15, 1996, as amended by that certain Second Amendment dated as of November 15, 1996 and as amended by that certain Third Amendment Agreement dated as of January 15, 1997. This Note and the holder hereof are entitled equally

                             EXHIBIT A
                 (to Third Amendment Agreement)
and ratably with the holders of all other Notes outstanding under the Note Agreements to all the benefits provided for thereby or referred to therein, to which Note Agreements reference is hereby made for the statement thereof. This Note amends and restates in its entirety that certain 7.54% Senior Note Number R-___, in the original principal amount of $__________ issued by the Company on ____ and registered in the name of __________________.

     This Note and the other Notes outstanding under the Note Agreements may be declared due prior to their expressed maturity date and certain prepayments are required to be made thereon by the Company, all in the events, on the terms and in the manner and amounts as provided in the Note Agreements.

     The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Note Agreements.

     Notwithstanding anything contained herein to the contrary, in addition to the stated interest rate applicable to the Notes (including, without limitation, the interest rate applicable to overdue payments in respect of the Notes), the Notes shall bear additional interest at the rate of .50% per annum during any Interest Rate Event Period (as defined in the Note Agreements).

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written statement of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Note shall be made only to or upon the order in writing of the registered holder.

                                             NASH-FINCH COMPANY



                                             By
                                                Its

                         DESCRIPTION OF CLOSING OPINION
                            OF COUNSEL TO THE COMPANY

     The closing opinion of counsel for the Company called for by SECTION 4.1(c) of the Third Amendment Agreement, shall be dated the Effective Date and addressed to the Noteholders, shall be satisfactory in scope and form to the Noteholders and shall be to the effect that:

          1. The Company is a corporation that is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the requisite power and the authority to execute and perform the Note Agreements, as amended, and to issue the Notes, as amended, and has the full requisite power and the authority to conduct the activities in which it is now engaged.

          2. Each Note Agreement, as amended, has been duly authorized by all necessary action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

          3. The Notes, as amended, have been duly authorized by all necessary action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

     The opinion of Jon J. Solberg, Esq. shall cover such other matters relating to the Third Amendment Agreement as the holders of the Notes may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.

                                   EXHIBIT B
                        (to Third Amendment Agreement)

                                   SCHEDULE I

Phoenix American Life Insurance Company                     $5,000,000
                                                            7.54% Senior Notes

Phoenix American Life Insurance Company                     $5,000,000
                                                            7.54% Senior Notes

Phoenix Home Life Mutual Insurance Company                  $5,000,000
                                                            7.54% Senior Notes

Aid Association for Lutherans                               $10,000,000
                                                            7.54% Senior Notes

                                   SCHEDULE I